UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       March 29, 2007
                                                --------------------------------


        J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10
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                         (Exact name of issuing entity)


             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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            (Exact name of the depositor as specified in its charter)


       JPMorgan Chase Bank, N.A., UBS Real Estate Securities Inc., Nomura
               Credit & Capital, Inc. Eurohypo AG, New York Branch
                       and PNC Bank, National Association
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             (Exact name of sponsors as specified in their charters)


          New York                     333-140804-01             13-3789046
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(State or other jurisdiction      (Commission File Number      (IRS Employer
of incorporation of depositor)       of issuing entity)       Identification No.
                                                                of depositor)


                  270 Park Avenue
                  New York, New York                              10017
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(Address of principal executive offices of depositor)    (Zip Code of depositor)


Depositor's telephone number, including area code        (212) 834-9280
                                                 -------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On March 29, 2007, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, Midland Loan Services, Inc. and Wachovia Bank, National Association, as master servicers, J.E. Robert Company, Inc., as special servicer, Wells Fargo Bank, N.A., as trustee and LaSalle Bank National Association, as co-trustee, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10, Commercial Mortgage Pass-Through Certificates, Series 2007-LDP10 (the "Certificates"). The Class A-1, Class A-1S, Class A-2, Class A-2S, Class A-2SFL, Class A-3, Class A-3S, Class A-1A, Class X, Class A-M, Class A-MS, Class A-J, Class A-JS, Class A-JFL, Class B-S, Class C-S and Class D-S Certificates, having an aggregate initial principal amount of $4,783,549,000, were sold to J.P. Morgan Securities Inc., UBS Securities LLC, Citigroup Global Markets Inc., Commerzbank Capital Markets Corp. and PNC Capital Markets LLC (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of March 26, 2007, by and among the Company and the Underwriters. In connection with the issuance and sale to the Underwriters of the Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Certificates, which legal opinion is attached to an exhibit to this report.

Item 9.01.  Financial  Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

(c)   Exhibits

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of March 29, 2007.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of March 29, 2007 (included as part of Exhibit 5).

Exhibit 23   Consent of Cadwalader, Wickersham & Taft LLP (included as part of
             Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 29, 2007                      J.P. MORGAN CHASE COMMERCIAL
                                          MORTGAGE SECURITIES CORP.




                                          By:    /s/ Dennis Schuh
                                              --------------------------------
                                              Name:  Dennis Schuh
                                              Title: Executive Director

                                INDEX TO EXHIBITS
                                -----------------


Item  601(a)  of
Regulation S-K                                                     Paper (P) or
Exhibit No.                Description                            Electronic (E)
----------------           -----------                            --------------

5                          Legality Opinion of Cadwalader,             (E)
                           Wickersham & Taft LLP, dated as of
                           March 29, 2007.

8                          Tax Opinion of Cadwalader, Wickersham       (E)
                           & Taft LLP, dated as of March 29,
                           2007 (included as part of Exhibit 5).

23                         Consent of Cadwalader, Wickersham &         (E)
                           Taft LLP (included as part of
                           Exhibit 5).